U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 6, 2004


                                 PETROGEN CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


        00-25579                                         87-0571853
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                             3200 Southwest Freeway
                                   Suite 3300
                              Houston, Texas 77027
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  713.402.6115
                           ___________________________
                           (Issuer's telephone number)



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Items 1 through 6, 8 not applicable.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Exhibits.

    Exhibit 99.1 - Press release of the registrant, dated May 6, 2004.


Item 9. Regulation FD Disclosure

On May 6, 2004, Petrogen Corp., a Nevada Corporation, issued a press release announcing a mandatory share exchange following the Company re-entering the Depository Trust Company's ("DTC") electronic trading system. This press release is attached hereto as Exhibit 99.1

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            PETROGEN CORP.


Date:  May 6, 2004                          By:/s/ SACHA H. SPINDLER
                                               ___________________________
                                                   Sacha H. Spindler
                                                   Chief Executive Officer